UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 08, 2026
Date of Report (Date of earliest event reported)

Commission File Number of Issuing entity:	333-191331-08

Central Index Key Number of issuing entity:	0001639694

GS Mortgage Securities Trust 2015-GC30
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:	333-191331

Central Index Key Number of depositor:	0001004158

GS Mortgage Securities Corporation II
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable):	0001541502
0001541001
0001558761
0001682511
0001576832

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Cantor Commercial Real Estate Lending, L.P.
Starwood Mortgage Funding I LLC
MC-Five Mile Commercial Mortgage Finance LLC
(Exact name of sponsor(s) as specified in its charters)

Scott Epperson (212) 934-2882
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

38-3970768
38-3970769
(I.R.S. Employer Identification No.)

c/o U.S. Bank Trust Company, National Association
190 S. LaSalle Street
Chicago, IL
(Address of principal executive offices of issuing entity)

60603
(Zip Code)

(312) 332-7535
(Telephone number, including area code)

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 6.02 Change of Servicer or Trustee.

Pursuant to Section 6.08(a) of the pooling and servicing agreement, dated as of May 1, 2015 (the “Pooling and Servicing Agreement”), among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC (“LNR Partners”), as successor to Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, BellOak, LLC, as successor to Trimont Real Estate Advisors, Inc., as operating advisor, and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as certificate administrator and as trustee, relating to the issuing entity known as GS Mortgage Securities Trust 2015-GC30 (the “Issuing Entity”), effective as of September 8, 2026, LNR Partners was removed as special servicer and Torchlight Loan Services, LLC (“Torchlight”), a Delaware limited liability company, was appointed as the successor special servicer (except with respect to any Non-Serviced Whole Loan). In its capacity as special servicer, Torchlight will be responsible for the servicing and administration of the Specially Serviced Loans and REO Properties pursuant to the Pooling and Servicing Agreement (except with respect to any Non-Serviced Whole Loan), a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on May 29, 2015.

Capitalized terms used, but not defined, in this Current Report on Form 8-K have the meanings set forth in the Pooling and Servicing Agreement.

Torchlight Loan Services, LLC

Torchlight is a Delaware limited liability company and will act as the special servicer (the "Special Servicer") under the Pooling and Servicing Agreement. Its executive office and principal special servicing office are located at 90 Park Avenue, 20th Floor, New York, New York 10016. Torchlight is wholly owned by Torchlight Investors, LLC, which invests across a broad array of commercial real estate investments, including senior and mezzanine loans, preferred equity, equity and investment grade and non-investment grade CMBS on behalf of institutional investors.

Torchlight has substantial experience in working out loans and has been engaged in servicing CMBS assets since December 2007. Torchlight’s then affiliated predecessor had been engaged in servicing CMBS assets since 1998. In the past twenty-eight years, Torchlight has resolved over $12.2 billion of U.S. commercial and multifamily loans.

The table below sets forth information about Torchlight’s portfolio of specially serviced commercial and multifamily mortgage loans as of the dates indicated:

CMBS Pools	As of 12/31/2023	As of 12/31/2024	As of 12/31/2025	As of 6/30/2026

By Approximate
Number	19	18	36	51

Named Specially Serviced
Portfolio By Approximate
Aggregate Unpaid Principal
Balance(1)	$8,187,369,702	$9,980,161,249	$18,362,085,212	27,969,648,306

Actively Specially Serviced
Portfolio By Approximate
Number of Loans(2)	41	42	54	57

Actively Specially Serviced
Portfolio By Approximate
Aggregate Unpaid Principal
Balance(2)	$2,555,583,096	$2,756,939,609	$3,080,015,916	$5,127,175,307

(1) Includes all loans in Torchlight’s portfolio for which Torchlight is the named special servicer, regardless of whether such loans are, as of the specified date, specially serviced loans.
(2) Includes only those loans in the portfolio that, as of the specified date, are specially serviced loans, including REO loans.

As of June 30, 2026, 21 personnel were involved in the special servicing of commercial real estate assets for Torchlight, of which 6 were dedicated to the special servicing business unit. As of June 30, 2026, Torchlight specially serviced a portfolio that included approximately 76 loans secured by properties throughout the United States, the District of Columbia and Puerto Rico with a then-current face value in excess of $5.1 billion, all of which are commercial or multifamily real estate assets. The portfolio includes commercial real estate mortgage loans secured by the same types of income producing properties as those securing the Mortgage Loan backing the Certificates. Accordingly, the assets that Torchlight services as well as assets owned by its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the Mortgage Loans for tenants, purchasers, financing and so forth. Torchlight does not service or manage any assets other than commercial and multifamily real estate assets.

Torchlight has developed policies and procedures for the performance of its special servicing obligations in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB, including managing delinquent loans and loans subject to the bankruptcy of the borrower. Torchlight has recognized that technology can greatly improve its performance as a special servicer, and Torchlight’s intranet-based infrastructure provides improved controls for compliance with trust/pooling and servicing agreements, loan administration and procedures in workout/resolution. Standardization and automation have been pursued, and continue to be pursued, wherever practicable to provide for improved accuracy, efficiency, transparency, monitoring and controls.

Torchlight utilizes the services of certain contractors to augment its personnel. Torchlight does not have any material primary advancing obligations with respect to the CMBS pools as to which it acts as special servicer and accordingly Torchlight does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement nor any material impact on the mortgage pool performance or the performance of the Certificates.

Torchlight will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans. On occasion, Torchlight may have custody of certain of such documents as necessary for enforcement actions involving the Mortgage Loans or otherwise. To the extent that Torchlight has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard. There are currently no legal proceedings pending against Torchlight, nor are any known to be contemplated by governmental authorities, that are material to the Certificateholders.

No securitization transaction involving commercial or multifamily mortgage loans in which Torchlight was acting as special servicer has experienced an event of default as a result of any action or inaction performed by Torchlight as special servicer. In addition, there has been no previous disclosure of material non-compliance with servicing criteria by Torchlight with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which Torchlight was acting as special servicer.

From time to time, Torchlight and its affiliates are parties to lawsuits and other legal proceedings arising in the ordinary course of business. Torchlight does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to serve as Special Servicer.

Torchlight is not an affiliate of the Depositor, the Mortgage Loan Sellers, the Sponsors, the Issuing Entity, the Master Servicer, the Trustee, the Certificate Administrator, the Operating Advisor, or any Originator of the Mortgage Loans. There are no specific relationships involving or relating to this transaction or the securitized mortgage loans between Torchlight or any of its affiliates, on the one hand, and the Depositor or the Issuing Entity, on the other hand, that currently exist or that existed during the past two years.

Neither Torchlight nor any of its affiliates currently owns any Certificates issued by the Issuing Entity or any other economic interest in this securitization.

From time to time, Torchlight or its affiliates may acquire Certificates in the secondary market and will also be able to dispose of those Certificates at any time.

A description of additional material terms of the Pooling and Servicing Agreement regarding the role of the Special Servicer, including limitations on the Special Servicer’s liability under the Pooling and Servicing Agreement and terms regarding the Special Servicer’s removal, replacement, resignation or transfer, is included in the prospectus and filed with the Securities and Exchange Commission.

Torchlight may enter into one or more arrangements with the Controlling Class Representative or any person with the right to appoint or remove and replace the Special Servicer to provide for a discount and/or revenue sharing with respect to certain of the Special Servicer compensation in consideration of, among other things, Torchlight’s appointment as Special Servicer under the Pooling and Servicing Agreement and any related intercreditor agreement and limitations on such person’s right to replace the Special Servicer.

The Depositor, the Sponsors, Mortgage Loan Sellers, the originators, the Master Servicer, the Trustee and the Certificate Administrator may maintain banking and other commercial relationships with Torchlight and its affiliates.

The foregoing information set forth under this heading “-Torchlight Loan Services, LLC” has been provided by Torchlight.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

Date: September 08, 2026	By: /s/ Scott Epperson
Name: Scott Epperson
Title: CEO